Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements
12.	Fair Value Measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents – The fair value of the Company’s cash and cash equivalents approximates its carrying amounts reported in the consolidated balance sheets.

Investment in term loans and interest receivable – The fair value of the Company’s investment in term loans and interest receivable is estimated using a discounted cash flow analysis, based on current rates currently available for debt with similar terms and remaining maturities. In addition, an assessment of the credit worthiness of the borrower and the value of the collateral is taken into account when determining the fair value.

Loan to joint venture – The fair value of the Company’s loan to joint venture approximates the actual amounts loaned to the joint venture as reported in the accompanying consolidated balance sheets. The loan is non-interest bearing with no stated terms of repayment.

Due from / to affiliates – The fair value of the Company’s due from / to affiliates approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Long-term debt – The fair values of the Company’s fixed-rate and variable-rate long-term debt is based on quoted market prices or estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.

Derivative instruments – The fair value of the Company’s interest rate swap agreements are the estimated amounts that the Company would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, and if the swap is not collateralized, the current credit worthiness of either the Company or the swap counterparties. The estimated amount is the present value of future cash flows. The inputs used to determine the future cash flows include the fixed interest rate of the swaps and market interest rates.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;
Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The estimated fair value of the Company’s financial instruments and categorization using the fair value hierarchy for those assets and liabilities that are measured at fair value on a recurring basis is as follows:

		December 31, 2011		December 31, 2010
	Fair Value Hierarchy Level	Carrying Amount Asset/ (Liability) $	Fair Value Asset/ (Liability) $	Carrying Amount Asset/ (Liability) $	Fair Value Asset/ (Liability) $
Cash and cash equivalents		18,566	18,566	14,889	14,889
Investment in term loans and interest receivable		118,598	120,222	117,825	120,837
Due from affiliates		166,346	166,346	57,668	57,668
Loan to joint venture		9,830	9,830	9,830	9,830
Due to affiliates		(91,200)	(91,200)	(270,718)	(270,718)
Long-term debt, including current portion		(908,730)	(811,617)	(888,083)	(841,295)
Derivative instruments
Interest rate swap agreements	Level 2	(37,597)	(37,597)	(46,449)	(46,449)

(1)	The fair value hierarchy level is only applicable to each item on the consolidated balance sheets that is recorded at fair value on a recurring basis.